UMB Scout Funds

WorldWide Fund
(UMBWX)
WorldWide Select Fund
(UWWSX)

Annual Report   June 30, 2000

No-load mutual funds that seek favorable total returns by investing in established companies either located outside the U.S. or whose principal business is carried on outside the country.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

Worldwide stock markets have provided a lot of excitement and movement over the last year. The Morgan Stanley EAFE (Europe, Australia & Far East) Index had a total return of 17.29%. But the majority of that return, and then some, was in the first half of the fiscal year. Since December 31, 1999 the Morgan Stanley EAFE Index returned -4.07%. Most of the foreign markets were up in the first half of the fiscal year, but the second half has seen much weakness, especially in London and Tokyo.

The Funds invest in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. They are designed for long-term investors who are able to accept the risks of international investing.

Domestically not a lot has happened, with the exception of the NASDAQ Index being up 48%. In contrast, the Dow's return was -3.57% and the Standard & Poor's 500 return was up 7.25%. The real excitement, of course, has been technology, which is heavily weighted in the NASDAQ Index.

Technology took off at the end of October and had an incredible run into early March. Foreign markets were also driven by technology, with a focus on telecommunications and telecommunications equipment, like Nokia, Ericsson, Nortel Networks and Alcatel. The WorldWide Fund has continued this focus, adding Cable & Wireless Optus and Sonera to the portfolio.

Cable & Wireless Optus provides telecommunication services in Australia including mobile communications, internet services and cable TV. Sonera, originally one of Finland's traditional telephone companies, has grown to be the top provider for mobile communications with a 65% market share. Sonera also has mobile investments in other countries (including Turkey, the Baltic States and Hungary) and is a major provider of internet access.

One of the leading trends in technology is for companies to out-source the manufacturing function to other companies such as Flextronics, which is based in Singapore. Flextronics' services go beyond manufacturing to include product design, inventory management, assembly and distribution. Customers include companies like Bay Networks, Microsoft, Cisco and Philips Electronics. BioChem Pharma is a Canadian biotech company. They have two major products at this time: one a cornerstone in the treatment of HIV and the other a treatment for chronic Hepatitis B.

When Brazil privatized its phone system and split it up into twelve pieces, we chose to hold a security called Telebras Holders, which retained our position in the Brazilian phone system. Since then, some changes have occurred, which necessitated the spinning off of some of those 12 subsidiaries directly so that Telefonica, the Spanish telephone company we also have a substantial interest in, could purchase some of the pieces. One of these pieces is Tele Norte Leste. We have also added Embratel to the portfolio, which is the long distance provider of voice, data and video telecommunications in Brazil. We chose to use the Telebras Holders initially because of the lack of information on the twelve component parts. As these companies have become more seasoned and information more available, we will probably choose to sell the Telebras Holders and purchase the specific companies instead.

These stock price movements have been against a background of very favorable economic news. Earnings growth in general has come through very nicely and inflation has been fairly well under control.

Around the world investors have been keeping an eye on our Federal Reserve Bank, which has been concerned about the economy becoming too stimulated by the irrational exuberance stemming from the stock market. The Fed has also been worried about inflation rising as unemployment levels have come down and some commodity prices have risen, particularly oil.

In fact, oil may be the major fly in the ointment as OPEC restricted production in early 1999, which has lead to higher oil prices. As much as we would like to blame OPEC totally for this, it also coincided with recovery in the economies of Southeast Asia and the increased demand for gasoline in this country to fuel the large gas guzzling vehicles which we choose to drive. We think this situation will continue and have maintained an over-weighted position in the energy sector.

The Fed started raising interest rates last year at this time, but these increases really had little effect when the supply of money was increased as we went into the end of the year. If you remember, the concern in 1999 was Y2K, where conceivably the computers running our society could have crashed. The Fed wanted to make sure there was plenty of money in the system, particularly cash in circulation, so that we would be able to cope with the situation. Only after the first of the year have they followed a modestly restrictive monetary policy.

The Fed's policies appear to be working, as the air has been let out of the technology bubble and the economy's cyclical components, like home building and retail sales, are slowing down.

Most of this report has focused on economic and sector issues rather than country or area issues. This is because the economy around the world seems to be growing modestly and sector themes have dominated investment results over the last year.

We appreciate your interest in the UMB Scout WorldWide and WorldWide Select Funds, and welcome your questions and comments.

Sincerely,

/s/James L. Moffett

James L. Moffett
UMB Investment Advisors

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Fund (UMBWX)
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Fund (UMBWX)
as of June 30, 2000
                              1 Year   3 Years  5 Years  Inception
UMB Scout WorldWide
   Fund                       19.40%   16.77%    18.22%    16.01%
Lipper Global Fund Index*     22.59%   15.41%    16.79%     N.A.
MSCI EAFE Index-
   U.S. Dollars*              17.29%   10.43%    11.61%     N.A.

Inception - September 14, 1993.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Select Fund (UWWSX)
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Select Fund (UWWSX)
as of June 30, 2000
                                Quarter        Year      Inception
UMB Scout WorldWide
  Select Fund                   -1.07%        18.13%       18.07%
Lipper Global Fund Index*       -4.16%        22.59%        N.A.
MSCI EAFE Index-U.S. Dollars*   -4.02%        17.29%        N.A.

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - top ten equity holdings
UMB Scout Stock Fund (UMBSX)
                                       Market       Percent
                                    Value (000's)   of Total
Intel Corp.                            $ 5,281          4%
International Business Machines Corp.    4,383          3%
Sun Microsystems, Inc.                   3,819          3%
Molex, Inc.                              3,369          2%
PepsiCo, Inc.                            3,311          2%
Apple Computer, Inc.                     3,300          2%
McDonald's Corp.                         2,964          2%
Gateway, Inc.                            2,951          2%
Kimberly-Clark Corp.                     2,869          2%
Halliburton Co.                          2,831          2%
Top Ten Equity Holdings Total:         $35,077*        23%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

top ten equity holdings
UMB Scout WorldWide Fund (UMBWX)
                                Market      Percent
                            Value (000's)   of Total
Canon, Inc.                    $ 8,942          3%
Alcatel S A                      8,669          3%
Elan Corp. Ltd.                  7,024          2%
Nortel Networks Corp.            6,602          2%
Siemens A.G.                     6,160          2%
KAO Corp.                        5,876          2%
Sony Corp.                       5,772          2%
Nokia Corp.                      5,695          2%
Takeda Chemical Industry         5,552          2%
Telecom Italia S.p.A.            5,475          2%
Top Ten Equity Holdings Total: $65,767*        22%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

top ten equity holdings
UMB Scout WorldWide Select Fund (UWWSX)
                                Market      Percent
                            Value (000's)   of Total
Canon, Inc.                     $1,582          4%
Nokia Corp.                      1,451          4%
Alcatel S A                      1,244          3%
Elan Corp. Ltd.                    855          2%
Nortel Networks Corp.              827          2%
Sony Corp.                         819          2%
Siemens A.G.                       812          2%
Ericsson (L.M.), Telephone Co.     696          2%
KAO Corp.                          680          2%
Carlton Communications             676          2%
Top Ten Equity Holdings Total:  $9,640*        27%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

Chart - COUNTRY DIVERSIFICATION
UMB Scout WorldWide Fund (UMBWX)

Chart - COUNTRY DIVERSIFICATION
UMB Scout WorldWide Select Fund (UWWSX)

Chart - HISTORICAL PER-SHARE RECORD
UMB Scout WorldWide Fund (UMBWX)
                       Income &                   Cumulative*
             Net      Short-Term    Long-Term      Value Per
            Asset       Gains         Gains        Share Plus
            Value    Distribution  Distribution  Distributions
12/31/93   $10.68       $ 0.03       $    -         $10.71
12/31/94    10.84         0.24            -          11.11
12/31/95    12.08         0.30         0.04          12.69
12/31/96    13.94         0.24         0.10          14.89
12/31/97    16.02         0.31         0.16          17.44
12/31/98    18.56         0.31         0.02          20.31
12/31/99    23.77         0.45         0.12          26.09
06/30/00+   23.47         0.03         0.35          26.17

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

+Six-month only. Distributions typically occur in June and December.

Chart - HISTORICAL PER-SHARE RECORD
UMB Scout WorldWide Select Fund (UWWSX)
                       Income &                   Cumulative*
             Net      Short-Term    Long-Term      Value Per
            Asset       Gains         Gains        Share Plus
            Value    Distribution  Distribution  Distributions
12/31/99   $12.00       $ 0.08       $    -         $12.08
06/30/00+   11.90         0.06            -          12.04

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

+Six-month only. Distributions typically occur in June and December.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                              Market
  Shares   DESCRIPTION                                        Value

WORLDWIDE PORTFOLIO
COMMON STOCKS (ADR's) - 85.8%
Australia - 3.6%
   116,000 Amcor Ltd.                                       $  1,595,000
    58,380 Broken Hill Proprietary Company Ltd.                1,386,525
   800,000 Cable & Wireless Optus Ltd.1*                       2,391,994
   220,000 Coca-Cola Amatil Ltd.                                 858,594
   298,000 Coca-Cola Amatil Ltd.1                                581,487
   100,180 Coles Myer Ltd.                                     3,030,445
    56,000 Commonwealth Bank of Australia1                       931,004
                                                              10,775,049
Austria - 1.2%
    43,000 OMV A.G.1                                           3,751,002
Belgium - 1.0%
    42,900 Solvay & Cie S.A., NPV1                             2,899,238
Brazil - 3.3%
   185,600 Aracruz Celulosa S.A.                               3,584,400
   140,000 Embratel Participacoes S.A.*                        3,307,500
     2,873 Tele Norte Leste Participacoes S.A.*                   67,875
     4,908 Tele Sudeste Celular*                                 149,694
    24,540 Telebras Brasileiras-Telebras                       2,383,448
    24,540 Telecomunicacoes Brasileiras*                         453,989
                                                               9,946,906
Canada - 8.1%
   110,600 BCE, Inc.                                           2,633,663
   174,700 Biochem Pharma, Inc.*                               4,301,988
    95,800 Canadian Pacific Ltd.                               2,508,763
   185,000 Imperial Oil Ltd.                                   4,509,375
    69,200 Magna International, Inc., Class A                  3,269,700
    96,735 Nortel Networks Corp.*                              6,602,164
    50,000 Prudential Steel Ltd.1                                732,281
                                                              24,557,934
Chile - 0.5%
    52,500 Embotelladora Andina S.A. De Chile                    616,875
    40,700 Sociedad Quimica Minera De Chile                      905,575
                                                               1,522,450
Denmark - 1.6%
    57,800 Novo-Nordisk A.S.                                   4,884,100
Finland - 2.5%
   114,050 Nokia Corp., Pfd.                                   5,695,372
    39,700 Sonera Group PLC                                    1,826,200
                                                               7,521,572
France - 7.7%
   130,358 Alcatel Alsthom                                     8,668,807
    62,700 Aventis                                             4,549,669
    47,540 Carrefour Supermarche S.A.1                         3,262,944
    40,200 Schlumberger Ltd.                                   2,999,925
    49,135 Total Fina Elf S.A.                                 3,774,182
                                                              23,255,527
Germany - 5.2%
    34,600 Dresdner Bank A.G.                                  1,439,457
    15,100 Dresdner Bank A.G., 144A                              628,202
    55,000 Fresenius Medical Care                              1,440,313
    51,600 Henkel KGAA, Pfd.1                                  2,957,933
    20,820 SAP A.G.1                                           3,081,523
    40,800 Siemens A.G.                                        6,159,895
                                                              15,707,323
Hong Kong - 1.1%
   728,100 CLP Holdings Ltd.                                   3,390,616
Hungary - 0.7%
    64,000 Magyar Tavkozlesi Rt.                               2,204,000
Ireland - 2.3%
   145,000 Elan Corp. Ltd.*                                    7,023,438
Italy - 5.0%
    61,952 Benetton Group S.p.A.                               2,563,264
   340,000 Luxottica Group S.p.A.                              4,143,750
 2,111,000 Parmalat Finanziaria S.p.A.1                        2,990,888
    39,800 Telecom Italia S.p.A.                               5,474,987
                                                              15,172,889
Japan - 14.2%
   177,500 Canon, Inc.                                         8,941,563
    81,700 Fuji Photo Film Ltd.                                3,462,038
    33,500 Hitachi Ltd.                                        4,828,188
    23,150 Ito Yokado Ltd.                                     1,433,853
   191,900 KAO Corp.1                                          5,876,433
   201,300 Minebea Ltd.1                                       2,530,400
    61,200 Sony Corp.                                          5,771,925
    84,400 Takeda Chemical Industries Ltd.1                    5,551,949
    48,600 Toyota Motor Corp.                                  4,528,912
                                                              42,925,261
Netherlands - 3.2%
   131,489 Aegon N.V., Amern Reg Sh                            4,684,296
    60,400 Akzo Nobel N.V.                                     2,540,575
    80,208 Koninklijke Ahold N.V.                              2,351,097
                                                               9,575,968
New Zealand - 1.0%
   106,200 Telecom Corp.                                       2,986,874
Norway - 1.4%
    99,055 Norsk Hydro A.S.                                    4,166,500
Portugal - 1.4%
   368,000 Portugal Telecom S.A.                               4,140,000
Singapore - 0.8%
    37,000 Flextronics International Ltd.*                     2,541,438
Spain - 2.1%
   181,000 Repsol S.A.                                         3,586,063
    44,631 Telefonica de Espana S.A.                           2,859,173
                                                               6,445,236
Sweden - 3.5%
   103,900 Aktiebolaget Electrolux                             3,272,850
   230,000 Ericsson (L.M.), Telephone Company                  4,600,000
   138,100 Svenska Cellulosa1                                  2,637,299
                                                              10,510,149
Switzerland - 1.4%
     6,938 ABB Ltd.1                                             833,051
    17,050 Nestle S.A.                                         1,711,742
    41,226 Novartis A.G.                                       1,649,040
                                                               4,193,833
United Kingdom - 11.5%
    74,000 BP Amoco PLC                                        4,185,625
   363,806 Bass Public Ltd. Co.                                4,206,507
    82,572 Cadbury Schweppes Ltd.                              2,167,515
    82,800 Carlton Communications PLC                          5,382,000
    62,243 Diageo PLC                                          2,213,517
   114,900 Imperial Chemical Industries PLC                    3,540,356
    40,506 Reuters Group PLC                                   4,048,068
   156,825 Royal Bank of Scotland Group PLC1                   2,625,836
    32,000 Smithkline Beecham PLC                              2,086,000
    60,178 Unilever PLC                                        1,511,972
    69,700 Vodafone Airtouch PLC                               2,888,194
                                                              34,855,590
United States - 1.5%
    75,000 Agribrands International, Inc.*                     3,145,312
    16,000 Sprint Corp.                                          816,000
     8,000 Sprint Corp. PCS*                                     476,000
                                                               4,437,312

TOTAL COMMON STOCKS (ADR's) (Cost $193,015,276)  - 85.8%     259,390,205

   FACE                                                       Market
  AMOUNT   DESCRIPTION                                        Value

SHORT-TERM CORPORATE NOTES - 10.5%
$3,000,000 AT&T Company, 6.50%, due July 21, 2000              2,988,625
 2,000,000 Becton Dickinson & Co, 6.45%, due July 7, 2000      1,997,492
 2,500,000 Coca-Cola Company, 6.50%, due July 28, 2000         2,487,361
 2,500,000 Coca-Cola Company, 6.54%, due August 15, 2000       2,479,108
 2,000,000 Dun & Bradstreet Corp., 6.60%, due July 18, 2000    1,993,400
 2,000,000 Eastman Kodak Co., 6.60%, due August 28, 2000       1,978,367
 2,000,000 Gannett Co., Inc., 6.61%, due July 25, 2000         1,990,931
 3,000,000 Hershey Foods Corp., 6.54%, due August 4, 2000      2,981,013
 2,000,000 IBM Credit Corp., 6.47%, due July 11, 2000          1,996,046
 2,500,000 Merck & Co., Inc., 6.63%, due July 13, 2000         2,494,015
 3,000,000 Motorola, Inc., 6.54%, due August 23, 2000          2,970,570
 3,000,000 SBC Communications, Inc., 6.53%, due July 10, 2000  2,994,558
 2,500,000 Texaco, Inc., 6.61%, due July 14, 2000              2,493,667

TOTAL SHORT-TERM CORPORATE NOTES (Cost $31,845,153) - 10.5%   31,845,153

REPURCHASE AGREEMENT (Cost $11,575,000) - 3.8%
11,575,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                  11,575,000

TOTAL INVESTMENTS (Cost $236,435,429) - 100.1%               302,810,358

Other assets less liabilities - (0.1%)                          (585,069)

TOTAL NET ASSETS - 100.0%
  (equivalent to $23.47 per share; 20,000,000 shares
  of $1.00 par value capital shares authorized;
  12,875,100 shares outstanding)                            $302,225,289

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $236,435,429.

Net unrealized appreciation for federal income tax purposes was $66,374,929, which is comprised of unrealized appreciation of $77,399,687 and unrealized depreciation of $11,024,758.

*Non-income producing security

ADR - American Depository Receipt

1Non ADR


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                              Market
  Shares   DESCRIPTION                                        Value

WORLDWIDE SELECT PORTFOLIO
COMMON STOCKS (ADR's) - 96.3%
Australia - 4.0%
   18,300 Amcor Ltd.                                          $  251,625
    9,700 Broken Hill Proprietary Company Ltd.                   230,375
   80,000 Cable And Wireless Ltd.1*                              239,199
   23,600 Coca-Cola Amatil Ltd.                                   92,104
   19,400 Coca-Cola Amatil Ltd.1                                  37,855
   15,100 Coles Myer Ltd.                                        456,775
    6,000 Commonwealth Bank of Australia1                         99,750
                                                               1,407,683
Austria - 1.4%
    5,500 OMV A.G.1                                              479,779
Belgium - 1.1%
    6,000 Solvay & Cie S.A., NPV1                                405,488
Brazil - 3.2%
   24,000 Aracruz Celulosa S.A.                                  463,500
   14,000 Embratel Participacoes S.A.*                           330,750
      269 Tele Norte Leste Participacoes S.A.*                     6,354
      460 Tele Sudeste Celular*                                   14,030
    3,000 Telebras Brasileiras-Telebras                          291,375
    2,300 Telecomunicacoes*                                       42,550
                                                               1,148,559
Canada - 8.5%
   17,000 BCE Inc.                                               404,811
   19,500 Biochem Pharma Inc.*                                   480,188
   11,000 Canadian Pacific Ltd.                                  288,063
   24,100 Imperial Oil Ltd.                                      587,438
    8,570 Magna International Inc., Class A                      404,933
   12,123 Nortel Networks Corp.*                                 827,400
    2,900 Prudential Steel Ltd.1                                  42,470
                                                               3,035,303
Chile - 0.9%
    8,000 Embotelladora Andina S.A. De Chile                      94,000
   10,000 Sociedad Quimica Minera De Chile                       222,500
                                                                 316,500
Denmark - 1.5%
    6,450 Novo-Nordisk A.S.                                      545,025
Finland - 4.9%
   29,050 Nokia Corp., Pfd.                                    1,450,684
    6,200 Sonera Group PLC                                       285,200
                                                               1,735,884
France - 8.2%
   18,700 Alcatel Alsthom                                      1,243,550
    6,000 Aventis                                                435,375
    5,860 Carrefour Supermarche S.A.1                            402,206
    4,900 Schlumberger Ltd.                                      365,663
    6,200 Total Fina Elf S.A.                                    476,237
                                                               2,923,031
Germany - 5.7%
    5,600 Dresdner Bank A.G.                                     232,976
    1,400 Dresdner Bank A.G. 144A1                                58,245
    5,600 Fresenius Medical Care                                 146,650
    6,000 Henkel Kgaa, Pfd1                                      343,946
    4,000 SAP A.G.                                               187,750
    1,740 SAP A.G.1                                              257,534
    5,375 Siemens A.G.*                                          811,505
                                                               2,038,606
Hong Kong - 1.4%
  108,300 CLP Holdings Ltd.                                      504,331
Hungary - 0.8%
    7,900 Magyar Tavkozlesi Rt.                                  272,056
Ireland - 2.4%
   17,650 Elan Corp. Ltd.*                                       854,922
Italy - 5.3%
    7,900 Benetton Group S.p.A.                                  326,863
   40,300 Luxottica Group S.p.A.                                 491,155
  279,500 Parmalat Finanziaria S.p.A.1                           395,999
    4,800 Telecom Italia S.p.A.                                  660,300
                                                               1,874,317
Japan - 15.9%
   31,400 Canon, Inc.                                          1,581,775
    9,300 Fuji Photo Film Ltd.                                   394,088
    4,000 Hitachi Ltd.                                           576,500
    2,500 Ito Yokado Ltd.                                        154,844
   22,200 KAO Corp.1                                             679,817
   27,800 Minebea Ltd.1                                          349,454
    8,680 Sony Corp.                                             818,633
    9,500 Takeda Chemical Industries Ltd.1                       624,923
    4,900 Toyota Motor Corp.                                     456,618
                                                               5,636,652
Netherlands - 3.6%
   17,810 Aegon N.V.                                             634,481
    6,000 Akzo Nobel N.V.                                        252,375
   12,400 Koninklijke Ahold N.V.                                 363,475
      742 Unilever N.V.                                           31,907
                                                               1,282,238
New Zealand - 1.0%
   11,400 Telecom Corp.                                          320,625
Norway - 1.7%
   14,400 Norsk Hydro A.S.*                                      605,700
Portugal - 1.3%
   41,900 Portugal Telecom S.A.                                  471,375
Singapore - 1.0%
    5,300 Flextronics International Ltd.*                        364,043
Spain - 2.4%
   23,100 Repsol S.A.                                            457,669
    6,360 Telefonica de Espana S.A.*                             407,437
                                                                 865,106
Sweden - 4.0%
   11,850 Aktiebolaget Electrolux                                373,275
   34,800 Ericsson (L.M.) Telephone Company                      696,000
   18,600 Svenska Cellulosa1                                     355,205
                                                               1,424,480
Switzerland - 1.9%
    3,800 Nestle S.A.                                            381,503
    7,200 Novartis A.G.                                          288,000
                                                                 669,503
United Kingdom - 12.7%
   45,250 Bass Public Ltd. Co.                                   523,203
    9,700 BP Amoco PLC                                           548,656
   18,300 Cadbury Schweppes Ltd.                                 480,375
   10,400 Carlton Communications PLC                             676,000
    7,200 Diageo PLC                                             256,050
   15,100 Imperial Chemical Industries PLC                       465,269
    4,000 Reuters Group PLC                                      399,750
   21,600 Royal Bank of Scotland Group PLC1                      361,665
    4,100 Smithkline Beecham PLC                                 267,269
    4,400 Unilever PLC                                           110,550
    9,300 Vodafone Airtouch PLC*                                 385,369
                                                               4,474,156
United States - 1.5%
    9,300 Agribrands International Inc.*                         390,019
    3,100 Sprint Corp.                                           158,100
                                                                 548,119
TOTAL Common stocks (ADR's) (Cost $32,211,939) - 96.3%        34,203,481

   FACE                                                       Market
  AMOUNT   DESCRIPTION                                        Value

REPURCHASE AGREEMENT (Cost $6,730,000) - 18.9%
$6,730,000Northern Trust Repo., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                   6,730,000

TOTAL INVESTMENTS (Cost $38,941,939) - 115.2%                 40,933,481

Other assets less liabilities - (15.2%)                       (5,416,657)

TOTAL NET ASSETS - 100.0%
  (equivalent to $11.90 per share; 10,000,000 shares
  of $1.00 par value capital shares authorized;
  2,983,657 shares outstanding)                              $35,516,824

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $38,942,242.

Net unrealized appreciation for federal income tax purposes was $1,991,239, which is comprised of unrealized appreciation of $3,358,552 and unrealized depreciation of $1,367,313.

*Non-income producing security

ADR - American Depository Receipt

1Non ADR

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities
                                                                  WorldWide
                                                  WorldWide        Select

ASSETS:
  Investment securities, at market value
    (identified cost $236,435,429 and
     $38,941,939 respectively)                   $302,810,358   $ 40,933,481
  Cash                                                      -
278,162
  Dividends receivable                                320,309         34,109
  Receivable for capital shares sold                2,448,898              -
      Total assets                                305,579,565     41,245,752
LIABILITIES:
  Disbursements in excess of demand deposit cash      706,672              -
  Payable for investments purchased                 2,647,604      5,728,928
      Total liabilities                             3,354,276      5,728,928
NET ASSETS                                       $302,225,289   $ 35,516,824

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)    $232,691,173   $ 33,563,753
  Accumulated undistributed income:
    Net investment income                           2,663,347         15,453
    Net realized gain (loss) from investment and
      foreign currency transactions                   495,840        (53,924)
  Net unrealized appreciation on investments
   and translation of assets and liabilities
    in foreign currencies                          66,374,929      1,991,542
NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $302,225,289   $ 35,516,824

Capital shares, $1.00 par value
  Authorized                                       20,000,000     10,000,000

  Outstanding                                      12,875,100      2,983,657

 NET ASSET VALUE PER SHARE                       $      23.47   $      11.90

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

                                                                WorldWide
                                                  WorldWide       Select
INVESTMENT INCOME:
  Income:
    Dividends                                     $ 3,536,397  $   284,251
    Interest                                        2,017,474      122,305
                                                    5,553,871      406,556
  Expenses:
    Management fees                                 2,235,686      145,971
    Government fees                                    55,173            -
                                                    2,290,859      145,971
      Net investment income                         3,263,012      260,585

REALIZED and unrealized gain (LOSS) ON INVESTMENTS
and foreign currency:
  Net realized gain (loss) from investment and
    foreign currency transactions                   7,510,135      (46,725)
  Increase in net unrealized appreciation on
   investments and translation of assets
    and liabilities in foreign currencies          31,622,594    1,906,748
      Net realized and unrealized gain on
       investments and foreign currency            39,132,729    1,860,023
      Net increase in net assets resulting from
        operations                                $42,395,741  $ 2,120,608

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                           WorldWide        WorldWide
                                                          Year Ended       Year Ended
                                                         June 30, 2000    June 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                   $  3,263,012    $  2,032,442
  Net realized gain from investment
    and foreign currency transactions                        7,510,135       1,704,444
  Increase in net unrealized appreciation
    on investments and translation of assets
      and liabilities in foreign currencies                 31,622,594      12,313,756
    Net increase in net assets resulting from operations    42,395,741      16,050,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (1,406,600)     (1,687,760)
  Net realized gain from investment and foreign currency
    transactions                                            (8,376,166)        (91,395)
    Decrease in net assets from distributions               (9,782,766)     (1,779,155)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 14,376,529 and 7,511,796 shares sold,
    respectively                                           325,242,855    141,947,545
  Net asset value of 389,744 and 62,507 shares issued
   for reinvestment of distributions, respectively           8,916,787      1,233,449
                                                           334,159,642    143,180,994
  Cost of 10,753,351 and 3,181,304 shares redeemed        (245,192,984)   (60,041,596)
    Net increase in net assets from capital share
    transactions                                            88,966,658      83,139,398
      Net increase in net assets                           121,579,633     97,410,885
NET ASSETS:
  Beginning of year                                        180,645,656     83,234,771
  End of year (including undistributed net investment
   income of $2,663,347 and $456,766, respectively)       $302,225,289   $180,645,656


  Net investment income                                   $  2,111,057   $  3,493,940
  Net realized gain from investment transactions            16,284,971     15,649,630
  Increase (decrease) in net unrealized
    appreciation on investments                            (14,377,996)     4,475,877
    Net increase in net assets resulting from operations     4,018,032     23,619,447
  Net equalization included in the price
    of shares issued and redeemed                              (52,253)      (183,501)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      2,227,967     (3,667,370)
  In excess of net investment income                                 -        (78,521)
  Net realized gain from investment transactions           (18,265,897)   (11,380,820)
    Decrease in net assets from distributions              (20,493,864)   (15,126,711)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 837,599 and 1,609,570 shares
    sold, respectively                                      16,420,440     30,716,658
  Net asset value of 1,003,274 and 369,217 shares
    issued for reinvestment of distributions,
      respectively                                          18,587,862      7,133,312
                                                            35,008,302     37,849,970
  Cost of 2,777,794 and 3,022,551 shares redeemed,
      respectively                                         (53,837,877)   (58,614,795)
    Net decrease in net assets from capital
      share transactions                                   (18,829,575)   (20,764,825)
      Net decrease in net assets                           (35,357,660)   (12,455,590)

NET ASSETS:
  Beginning of year                                        182,223,259    194,678,849
  End of year (including undistributed net investment
   income of $305,306 and ($78,521), respectively)        $146,865,599   $182,223,259

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                         WorldWide Select
                                                            WorldWide     For the Period
                                                              Select       May 17, 1999
                                                            Year Ended    (Inception) to
                                                          June 30, 2000    June 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                   $    260,585   $      3,315
  Net realized gain (loss) from investment
    and foreign currency transactions                          (46,725)         2,197
  Increase in net unrealized appreciation
    on investments and translation of assets
    and liabilities in foreign currencies                    1,906,748         84,794
    Net increase in net assets resulting from operations     2,120,608         90,306
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (245,374)             -
  Net realized gain from investment and foreign
    currency transactions                                       (6,896)             -
     Decrease in net assets from distributions                (252,270)             -
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 2,782,134 and 280,610 shares sold,
    respectively                                            31,704,249      2,771,494
  Net asset value of 15,459 shares issued for
    reinvestment of distributions                              178,096              -
                                                            31,882,345      2,771,494
  Cost of 94,546 shares redeemed                            (1,095,659)             -
    Net increase in net assets from capital share
      transactions                                          30,786,686      2,771,494
    Net increase in net assets                              32,655,024      2,861,800
NET ASSETS:
  Beginning of year                                          2,861,800              -
  End of year (including undistributed net investment
   income of $15,453 and $3,315, respectively)             $35,516,824    $ 2,861,800

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. Its shares are currently issued in two series (WorldWide and WorldWide Select) with each series, in effect, representing a separate fund. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities
- at the closing rate of exchange on June 30, 2000.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or at the average rate if significant rate fluctuations have not occurred).

c. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding repurchase agreements and short-term securities), were as follows:

                              Other than
                           U.S. Government     U.S. Government
WorldWide Fund                Securities          Securities
Purchases                      $105,074,381        $   -
Proceeds from sales              19,253,678            -

WorldWide Select Fund
Purchases                      $ 37,306,280        $   -
Proceeds from sales               2,553,063            -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors;
rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of 1.10%. In January, 2000, by vote of the shareholders, the Bank's management fees were increased to an annual rate of 1.10% of net assets from .85 percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending
June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                         2000    1999     1998      1997     1996
WorldWide
Net asset value, beginning of period   $ 20.38  $ 18.62  $ 16.00  $ 12.90  $ 12.08

 Income from investment operations:
  Net investment income                   0.28     0.26     0.29     0.26     0.14
  Net realized and unrealized gains
    on securities                         3.64     1.75     2.87     3.12     0.86
 Total from investment operations         3.92     2.01     3.16     3.38     1.00

 Distributions from:
  Net investment income                  (0.12)   (0.23)   (0.32)   (0.21)   (0.14)
  Net realized gain on investment
    transactions                         (0.71)   (0.02)   (0.22)   (0.07)   (0.04)
 Total distributions                     (0.83)   (0.25)   (0.54)   (0.28)   (0.18)

 Net asset value, end of period        $ 23.47  $ 20.38  $ 18.62  $ 16.00  $ 12.90

 Total return                               19%      11%      20%      26%      17%


Ratios/Supplemental Data
Net assets, end of year (in millions)    $ 302    $ 181   $   83   $   48   $   31
Ratio of expenses to average net assets   0.91%    0.86%    0.87%    0.86%    0.85%
Ratio of net investment income to
 average net assets                       1.29%    1.69%    2.01%    1.93%    2.40%
Portfolio turnover rate                      8%       8%       3%      18%       5%
Average commission rate                 $.0355   $.0509   $.0540   $.0315   $.0468

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                                      2000     1999*


Worldwide select
Net asset value, beginning of period                 $10.20   $10.00

 Income from investment operations:
  Net investment income                                0.10     0.01
  Net realized and unrealized gains on securities      1.75     0.19
 Total from investment operations                      1.85     0.20

 Distributions from:
  Net investment income                               (0.10)       -
  Net realized gain on investment transactions        (0.05)       -
 Total distributions                                  (0.15)       -

 Net asset value, end of period                      $11.90   $10.20

 Total return                                            18%      16%**



Ratios/Supplemental Data
Net assets, end of period (in millions)              $   36   $    3
Ratio of expenses to average net assets                0.85%    0.85%
Ratio of net investment income to average net assets   1.53%    1.90%
Portfolio turnover rate                                   6%       6%
Average commission rate                              $.0477   $.0873

*The Fund was capitalized on March 17, 1999, with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**The return is not annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout WorldWide Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout WorldWide Fund, Inc., includes two series: WorldWide and Worldwide Select, including the statements of net assets, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout WorldWide Fund, Inc., includes two series: WorldWide and Worldwide Select, as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.